3rd Quarter Fiscal Year 2015 Earnings Release Parker Hannifin Corporation April 28, 2015 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities, the ability to implement successfully the Company's capital allocation initiatives, including the timing, price and execution of share repurchases; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) operating margins reported in accordance with U.S. GAAP to operating margins without the effect of restructuring expenses and, (d) net income and earnings per diluted share reported in accordance with U.S. GAAP to net income & earnings per diluted share without the effect of restructuring expenses and with respect to the nine-month period, asset write downs and the effect of a joint venture. The effects of acquisitions, divestitures, currency exchange rates, discretionary pension plan contributions, restructuring expenses, asset write downs and the effect of a joint venture are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes the (a) sales impact of the joint venture with GE Aviation, (b) restructuring expenses and (c) expenses related to a voluntary retirement program. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO Comments • Results & Outlook • Questions and Answers

Highlights 3rd Quarter FY2015 • Second Quarter Sales of $3.2B • Significantly Impacted by Currency Rates • Segment Operating Margins 14.2% • Adjusted Segment Operating Margins 14.4% • As Reported Earnings per Share of $2.02 • Adjusted Earnings per Share of $2.06 • Orders Declined to -4% • Share Repurchase Program Update • Restructuring on Track 4

Diluted Earnings Per Share 3rd Quarter FY2015 5 * FY 15 EPS Adjusted for Restructuring Activities * FY 14 EPS Adjusted for Restructuring Activities * $2.02 $1.60 FY15 Q3 FY14 Q3 As Reported EPS $2.06 $1.88 FY15 Q3* FY14 Q3** Adjusted EPS*

Influences on Adjusted Earnings Per Share 3rd Quarter FY2015 vs. 3rd Quarter FY2014 6 * FY 15 EPS Adjusted for Restructuring Activities * FY 14 EPS Adjusted for Restructuring Activities

$ in millions 3rd Quarter FY2015 % Change FY2014 Sales As Reported 3,162$ (5.8)% 3,358$ Acquisitions 3 0.1 % Currency (205) (6.1)% Organic Sales 3,364$ 0.2 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 448$ 14.2% 434$ 12.9 % Restructuring 8 60 Adjusted 456$ 14.4% 494$ 14.7 % Sales & Segment Operating Margin Total Parker 7

$ in millions 3rd Quarter FY2015 % Change FY2014 Sales As Reported 1,442$ (0.9)% 1,455$ Acquisitions - - % Currency (16) (1.1)% Organic Sales 1,458$ 0.2 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 236$ 16.3% 243$ 16.7 % Restructuring 1 0 Adjusted 237$ 16.4% 243$ 16.7 % Sales & Segment Operating Margin Diversified Industrial North America 8

$ in millions 3rd Quarter FY2015 % Change FY2014 Sales As Reported 1,148$ (15.4)% 1,357$ Acquisitions 3 0.2 % Currency (185) (13.6)% Organic Sales 1,330$ (2.0)% FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 139$ 12.1% 127$ 9.4 % Restructuring 7 59 Adjusted 146$ 12.7% 186$ 13.7 % Sales & Segment Operating Margin Diversified Industrial International 9

$ in millions 3rd Quarter FY2015 % Change FY2014 Sales As Reported 572$ 4.9% 546$ Acquisitions - - % Currency (4) (0.8)% Organic Sales 576$ 5.7 % FY2015 % of Sales FY2014 % of Sales Segment Operating Margin As Reported 73$ 12.8% 64$ 11.7 % Restructuring 1 0 Adjusted 74$ 12.9% 64$ 11.7 % Sales & Segment Operating Margin Aerospace Systems 10

Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average Mar 2015 Dec 2014 Mar 2014 Dec 2013 Total Parker 4%- 4%+ 7%+ 5%+ Diversified Industrial North America 6%- 4%+ 6%+ 3%+ Diversified Industrial International 3%- 1%+ 4%- 6%+ Aerospace Systems 3%- 9%+ 17%+ 7%+

Full Year FY 2015 % of Sales FY 2014 % of Sales As Reported Cash Flow From Operating Activities 791 8.3% 817 8.4% Discretionary Pension Plan Contribution 75 Adjusted Cash Flow From Operating Activities 791 8.3% 892 9.2% $791 $892 FY15 FY14 Cash Flow from Operating Activities FY2015 YTD 12

Adjusted Sales Growth vs. Prior Year Diversified Industrial North America 1% - 2% Diversified Industrial International (12%) - (11%) Aerospace Systems 3% - 5% Total Parker (4%) - (3%) Adjusted Segment Operating Margins Diversified Industrial North America 16.8% - 16.9% Diversified Industrial International 13.4% - 13.6% Aerospace Systems 13.3% - 13.5% Total Parker 14.9% - 15.1% Below the Line Items Corporate General & Administrative Expense, Interest and Other $395 M Tax Rate Full Year 26.5% Shares Diluted Shares Outstanding 145.6 M Earnings Per Share As Reported Range $7.25 - $7.45 Adjusted Range $7.55 - $7.75 FY2015 Guidance Adjusted EPS Revised to $7.65 Midpoint 13 FY15 Adjusted Sales Growth %’s calculated from FY14 Sales adjusted for JV with GE Aviation FY15 Adjusted Segment Operating Margins exclude FY15 Restructuring and Voluntary Retirement Program Expenses FY15 Adjusted Earnings Per Share excludes Restructuring and Estimated Voluntary Retirement Program Expenses

FY2015 Q4 Guidance Revised Q4 Guidance vs Prior Q4 Guidance 14 * FY 15 Q4 EPS Adjusted for Restructuring Expenses and Voluntary Retirement Program

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Appendix • Consolidated Statement of Income • Reconciliation of Net Income & EPS • Business Segment Information By Industry • Reconciliation of Segment Operating Income & Segment Operating Margin • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Reconciliation of Forecasted EPS • Supplemental Sales Information – Global Technology Platforms

(Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2015 2014 2015 2014 Net sales 3,162,311$ 3,358,406$ 9,567,236$ 9,690,556$ Cost of sales 2,373,016 2,605,893 7,234,465 7,502,273 Gross profit 789,295 752,513 2,332,771 2,188,283 Selling, general and administrative expenses 372,306 407,241 1,152,950 1,212,807 Goodw ill and intangible asset impairment - - - 188,870 Interest expense 35,003 20,594 83,609 62,403 Other (income), net (6,380) (4,812) (32,055) (424,693) Income before income taxes 388,366 329,490 1,128,267 1,148,896 Income taxes 102,904 86,972 295,299 408,654 Net income 285,462 242,518 832,968 740,242 Less: Noncontrolling interests 117 112 282 232 Net income attributable to common shareholders 285,345$ 242,406$ 832,686$ 740,010$ Earnings per share attributable to common shareholders: Basic earnings per share 2.06$ 1.63$ 5.77$ 4.96$ Diluted earnings per share 2.02$ 1.60$ 5.68$ 4.88$ Average shares outstanding during period - Basic 138,794,789 149,039,529 144,342,288 149,143,478 Average shares outstanding during period - Diluted 141,189,803 151,739,617 146,627,273 151,562,276 Cash dividends per common share .63$ .48$ 1.74$ 1.38$ Consolidated Statement of Income 17

Reconciliation of Net Income & EPS 18 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2015 2014 2015 2014 Net income 285,462$ 242,518$ 832,968$ 740,242$ Adjustments: Restructuring charges 6,023 42,516 18,166 60,830 Asset w ritedow ns - - - 192,188 Gain related to joint venture agreement - - - (255,652) Adjusted net income 291,485$ 285,034$ 851,134$ 737,608$ Earnings per diluted share 2.02$ 1.60$ 5.68$ 4.88$ Adjustments: Restructuring charges 0.04 0.28 0.12 0.40 Asset w ritedow ns - - - 1.26 Gain related to joint venture agreement - - - (1.68) Adjusted earnings per diluted share 2.06$ 1.88$ 5.80$ 4.86$

(Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2015 2014 2015 2014 Net sales Diversif ied Industrial: North America 1,441,625$ 1,455,212$ 4,302,644$ 4,168,489$ International 1,148,248 1,357,513 3,599,145 3,905,159 Aerospace Systems 572,438 545,681 1,665,447 1,616,908 Total 3,162,311$ 3,358,406$ 9,567,236$ 9,690,556$ Segment operating income Diversif ied Industrial: North America 235,516$ 242,998$ 726,640$ 677,824$ International 139,473 126,933 465,803 434,541 Aerospace Systems 73,334 63,974 205,500 166,306 Total segment operating income 448,323 433,905 1,397,943 1,278,671 Corporate general and administrative expenses 45,515 38,377 152,319 132,406 Income before interest and other 402,808 395,528 1,245,624 1,146,265 Interest expense 35,003 20,594 83,609 62,403 Other expense (income) (20,561) 45,444 33,748 (65,034) Income before income taxes 388,366$ 329,490$ 1,128,267$ 1,148,896$ Business Segment Information By Industry 19

Reconciliation of Segment Operating Income & Segment Operating Margin 20 Nine Months Ended March 31, 2015 Operating Income % of Sales Operating Income % of Sales Total segment operating income As reported 448,323$ 14.2% 1,397,943$ 14.6% Restructuring 7,766 22,699 Adjusted 456,089$ 14.4% 1,4 0, 42$ 14.8% Three Months Ended March 31, 2015

Consolidated Balance Sheet 21 (Unaudited) March 31, June 30, March 31, (Dollars in thousands) 2015 2014 2014 Assets Current assets: Cash and cash equivalents 1,017,013$ 1,613,555$ 2,095,989$ Marketable securities and other investments 1,013,692 573,701 - Trade accounts receivable, net 1,701,017 1,858,176 1,859,657 Non-trade and notes receivable 324,140 388,437 238,406 Inventories 1,387,681 1,371,681 1,448,989 Prepaid expenses 188,855 129,837 183,119 Deferred income taxes 152,599 136,193 122,840 Total current assets 5,784,997 6,071,580 5,949,000 Plant and equipment, net 1,643,538 1,824,294 1,827,980 Goodw ill 2,892,705 3,171,425 3,164,175 Intangible assets, net 1,022,425 1,188,282 1,210,967 Other assets 993,550 1,018,781 950,236 Total assets 12,337,215$ 13,274,362$ 13,102,358$ Liabilities and equity Current liabilities: Notes payable 665,123$ 816,622$ 1,078,846$ Accounts payable 1,138,163 1,252,040 1,200,466 Accrued liabilities 822,385 960,523 933,077 Accrued domestic and foreign taxes 141,653 223,611 154,792 Total current liabilities 2,767,324 3,252,796 3,367,181 Long-term debt 2,724,943 1,508,142 1,508,611 Pensions and other postretirement benefits 1,288,166 1,346,224 1,306,667 Deferred income taxes 78,276 94,819 111,508 Other liabilities 323,567 409,573 354,158 Shareholders' equity 5,151,715 6,659,428 6,450,996 Noncontrolling interests 3,224 3,380 3,237 Total liabilities and equity 12,337,215$ 13,274,362$ 13,102,358$

Consolidated Statement of Cash Flows 22 (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2015 2014 Cash flows from operating activities: Net income 832,968$ 740,242$ Depreciation and amortization 237,232 253,150 Stock incentive plan compensation 74,830 84,647 Goodw ill and intangible asset impairment - 188,870 Gain on deconsolidation of subsidiary - (412,612) Gain on sale of businesses (4,732) - Net change in receivables, inventories, and trade payables (132,515) (52,953) Net change in other assets and liabilities (118,047) 9,263 Other, net (98,686) 6,864 Net cash provided by operating activities 791,050 817,471 Cash flows from investing activities: Acquisitions (net of cash of $3,979 in 2015) (18,640) (14,272) Capital expenditures (157,418) (167,371) Proceeds from sale of plant and equipment 15,525 10,785 Proceeds from sale of businesses 35,577 - Proceeds from deconsolidation of subsidiary - 202,498 Purchases of marketable securities and other investments (1,456,410) - Maturities and sales of marketable securities and other investments 828,653 - Other, net (44,726) (3,382) Net cash (used in) provided by investing activities (797,439) 28,258 Cash flows from financing activities: Net payments for common stock activity (1,326,521) (120,890) Net proceeds from (payments for) debt 1,117,343 (255,319) Dividen s (252,745) (206,516) Net cash (used in) financing activities (461,923) (582,725) Effect of exchange rate changes on cash (128,230) 51,573 Net (decrease) increase in cash and cash equivalents (596,542) 314,577 Cash and cash equivalents at beginning of period 1,613,555 1,781,412 Cash and cash equivalents at end of period 1,017,013$ 2,095,989$

(Unaudited) Fiscal Year (Amounts in dollars) 2015 Forecasted earnings per diluted share $7.25 to $7.45 Adjustments: Restructuring .17 Voluntary retirement program .13 Adjusted forecasted earnings per diluted share $7.55 to $7.75 Reconciliation of Forecasted EPS 23

(Unaudited) Three Months Ended Mar 31, Nine Months Ended Mar 31, (Dollars in thousands) 2015 2014 2015 2014 Net sales Diversif ied Industrial: Motion Systems 893,765$ 999,742$ 2,736,690$ 2,862,396$ Flow and Process Control 996,092 1,097,427 3,036,989 3,124,482 Filtration and Engineered Materials 700,016 715,556 2,128,110 2,086,770 Aerospace Systems 572,438 545,681 1,665,447 1,616,908 Total 3,162,311$ 3,358,406$ 9,567,236$ 9,690,556$ Supplemental Sales Information Global Technology Platforms 24